exhibit 28 (n)(12) under form n-1a

exhibit 99 under item 601/reg. s-k

Class B Shares Exhibit

To

Multiple Class Plan

(Revised 12/15/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class B Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	Up to 75 basis points (0.75%) of the average daily net asset value
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.
Exchange Privilege:	Class B Shares may be exchanged for Class B Shares of any other fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

(A)       BASIC CDSC SCHEDULE

Shares Held Up to: To:	Have A CDSC Of:
1 year	5.50%
2 years	4.75%
3 years	4.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years	0.00%
8 years	Convert to Class A Shares

(B)       WAIVER OF CDSC

Contingent upon notification to the Fund’s principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(C) SYSTEMATIC WITHDRAWAL PROGRAM

Contingent upon notification to the principal underwriter or the Fund’s transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section B above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class B Shares

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated MDT Mid-Cap Growth Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None

Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee

Federated MDT Series:
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated MDT Equity Trust:
Federated MDT Large Cap Value Fund	0.75%	None

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None
Federated Pennsylvania Municipal Income Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated Emerging Market Debt Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase
Federated International Leaders Fund	0.75%	None

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Class C Shares Exhibit

To

Multiple Class Plan

(revised 12/15/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class C Shares
Contingent Deferred Sales Charge (“CDSC”)	1.00% of the share price at the time of purchase or redemption, whichever is lower if redeemed within twelve months following purchase

Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee	As set forth in the attached Schedule

Redemption Fee	As set forth in the attached Schedule

Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Class C Shares that are not subject to a contingent deferred sales charge (“CDSC”) may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after (DATE), such shares may only be converted to another Share Class of the same Fund if: (i) the Class C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor the CDSC otherwise payable upon the sale of such Class C Shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the Share Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator.
Exchange Privileges:	Class C Shares may be exchanged for Class C Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

(A)        WAIVER OF CDSC

•	following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;
•	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death
•	representing minimum required distributions (“RMD”) from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
•	of Shares that were reinvested within 120 days of a previous redemption;
•	of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
•	of Shares originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
•	of Shares purchased with reinvested dividends or capital gains;
•	imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
•	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

(B) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge (“CDSC”) waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4.       Redemption Fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds

Offering Class C Shares

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Equity Funds:
Federated Absolute Return Fund	0.75%	None
Federated Clover Small Value Fund	0.75%	None
Federated Global Strategic Value Dividend Fund	0.75%	None
Federated International Strategic Value Dividend Fund	0.75%	None
Federated Kaufmann Fund	0.75%	None
Federated Kaufmann Large Cap Fund	0.75%	None
Federated Kaufmann Small Cap Fund	0.75%	None
Federated MDT Mid-Cap Growth Fund	0.75%	None
Federated Prudent Bear Fund	0.75%	None
Federated Strategic Value Dividend Fund	0.75%	None

Federated Equity Income Fund, Inc.	0.75%	None

Federated Fixed Income Securities, Inc.:
Federated Strategic Income Fund	0.75%	None

Federated Global Allocation Fund	0.75%	None

Federated Government Income Securities, Inc.	0.75%	None

Federated High Income Bond Fund, Inc.	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated High Yield Trust	0.75%	2% on shares redeemed or exchanged within 90 days of purchase

Federated Income Securities Trust:
Federated Capital Income Fund	0.75%	None
Federated Floating Rate Strategic Income Fund	0.75%	None
Federated Fund for U.S. Government Securities	0.75%	None
Federated Muni and Stock Advantage Fund	0.75%	None
Federated Real Return Bond Fund	0.75%	None

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company Series	12b-1 Fee	Redemption Fee
Federated Index Trust
Federated Max-Cap Index Fund	0.75%	None

Federated International Series, Inc.:
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	0.75%	None

Federated Investment Series Funds, Inc.:
Federated Bond Fund	0.75%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	0.75%	None
Federated MDT Balanced Fund	0.75%	None
Federated MDT Large Cap Growth Fund	0.75%	None
Federated MDT Small Cap Core Fund	0.75%	None
Federated MDT Small Cap Growth Fund	0.75%	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.75%	None

Federated Municipal Bond Fund, Inc.	0.75%	None

Federated Municipal Securities Income Trust:
Federated Municipal High Yield Advantage Fund	0.75%	None

Federated Total Return Series, Inc.:
Federated Total Return Bond Fund	0.75%	None

Federated World Investment Series, Inc.:
Federated Emerging Market Debt Fund	0.75%	None
Federated International Leaders Fund	0.75%	None
Federated International Small-Mid Company Fund	0.75%	2% on shares redeemed or exchanged within 30 days of purchase

Money Market Obligations Trust:
Federated Government Reserves Fund	0.75%	None

Institutional/WEALTH Shares Exhibit

To

Multiple Class Plan

(REVISED 12/15/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Institutional and/or Wealth Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional and Wealth Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privilege:	Institutional and/or Wealth Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering institutional Shares

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Adjustable Rate Securities Fund	None	0.25%	None

Federated Equity Funds:
Federated Absolute Return Fund	None	None	None
Federated Clover Small Value Fund	None	None	None
Federated Global Strategic Value Dividend Fund	None	None	None
Federated International Strategic Value Dividend Fund	None	None	None
Federated Kaufmann Fund	None	None	None
Federated Kaufmann Large Cap Fund	None	None	None
Federated Kaufmann Small Cap Fund	None	None	None
Federated MDT Mid-Cap Growth Fund	None	None	None
Federated Prudent Bear Fund	None	None	None
Federated Strategic Value Dividend Fund	None	None	None

Federated Equity Income Fund, Inc.	None	None	None

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund	None	None	None
Federated Strategic Income Fund	None	None	None

Federated Global Allocation Fund)	None	None	None

Federated Government Income Trust	None	0.25%	None

Federated High Income Bond Fund	None	None	None

Federated High Yield Trust
Federated High Yield Trust	None	None	None
Federated Equity Advantage Fund	None	None	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated Income Securities Trust:
Federated Capital Income Fund	None	None	None
Federated Floating Rate Strategic Income Fund	None	None	None
Federated Intermediate Corporate Bond Fund	None	0.25%	None
Federated Muni and Stock Advantage Fund	None	None	None
Federated Real Return Bond Fund	None	0.25%	None
Federated Short-Term Income Fund	None	0.25%	None

Federated Index Trust:
Federated Max-Cap Index Fund	None	0.25%	None
Federated Mid-Cap Index Fund	None	None	None

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	None	None	None
Federated Short-Intermediate Total Return Bond Fund	None	None	None

Federated International Series, Inc.
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	None	None	None

Federated Investment Series Fund, Inc.
Federated Bond Fund	None	None	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	0.00%	0.25%	None

Federated MDT Series:
Federated MDT All Cap Core Fund	None	None	None
Federated MDT Balanced Fund	None	None	None
Federated MDT Large Cap Growth Fund	None	None	None
Federated MDT Small Cap Core Fund	None	None	None
Federated MDT Small Cap Growth Fund	None	None	None

Federated Municipal Bond Fund, Inc. (formerly Federated Municipal Securities Fund, Inc.)	None	None	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	None	None	None

Federated Short-Intermediate Duration Municipal Trust	None	0.25%	None

Federated Total Return Government Bond Fund	None	None	None

Federated Total Return Series, Inc.:
Federated Mortgage Fund	None	0.25%	None
Federated Total Return Bond Fund	None	None	None
Federated Ultrashort Bond Fund	None	0.25%	None
Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated U.S. Government Securities Fund: 1-3 Years	None	0.25%	None

Federated U.S. Government Securities Fund: 2-5 Years	None	0.25%	None

Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	None	None	None
Federated International Leaders Fund	None	None	None
Federated International Small-Mid Company Fund	None	None	2% on shares redeemed or exchanged within 90 days of purchase

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust	None	0.25%	None

Money Market Obligations Trust:
Federated Government Obligations Fund	None	0.25%	None
Federated Government Obligations Tax-Managed Fund	None	0.25%	None
Federated Money Market Management	None	0.25%	None
Federated Institutional Prime 60 Day Fund	None	0.25%	None
Federated Institutional Prime Obligations Fund	None	0.25%	None
Federated Institutional Tax-Free Cash Trust	None	0.25%	None
Federated Treasury Obligations Fund	None	0.25%	None
Federated Trust for U.S. Treasury Obligations	None	None	None
Federated U.S. Treasury Cash Reserves	None	0.25%	None

Schedule of Funds
Offering WEALTH Shares

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None	0.25%	None
Federated Massachusetts Municipal Cash Trust	None	0.25%	None
Federated Municipal Obligations Fund	None	0.25%	None
Federated New York Municipal Cash Trust	None	0.25%	None
Federated Pennsylvania Municipal Cash Trust	None	0.25%	None
Federated Prime Cash Obligations Fund	None	0.25%	None
Federated Tax-Free Obligations Fund	None	0.25%	None

CLASS R6 Shares Exhibit

To

Multiple Class Plan

(revised as of 12/15/17)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(i)	sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”):

•	An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap account or retirement platform, where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	A Federated Fund;
•	An investor (including a natural person) who acquired R6 Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated R6 Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	None
Redemption Fee	None
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class R6 Shares.

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.
Exchange Privileges:	Class R6 Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering CLASS R6 Shares

The Funds set forth on this Schedule each offer Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Federated Equity Funds
Federated Clover Small Value Fund
Federated Global Strategic Value Dividend Fund
Federated International Strategic Value Dividend Fund
Federated Kaufmann Large Cap Fund
Federated Kaufmann Small Cap Fund
Federated MDT Mid Cap Growth Fund
Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund

Federated Global Allocation Fund

Federated High Income Bond Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund
Federated Short-Term Income Fund

Federated Index Trust
Federated Mid-Cap Index Fund

Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Short-Intermediate Total Return Bond Fund

Federated Investment Series Funds, Inc.
Federated Bond Fund

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund

Federated MDT Series
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
Federated MDT All Cap Core Fund
Federated MDT Balanced Fund

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.
Federated Total Return Bond Fund

Federated World Investment Series, Inc.
Federated International Leaders Fund

Class T Shares Exhibit

To

Multiple Class Plan

(Revised (12/15/17)

1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load (“dealer reallowance”) and a shareholder service fee. In connection with this basic arrangement, Class T Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Class T Shares
Sales Load	Up to 2.50% of the public offering price
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Redemption Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Class T Shares as described in Section 3 of the Plan

2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable, and that no CDSC on the original shares purchased is owed.
Exchange Privilege:	None

3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)       BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Transaction Amount	Sales Load as a Percentage of Public Offering Price
Less than $250,000	2.50%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.50%
$1 million or greater	1.00%

4.       REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class T Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering Class T Shares

The Funds set forth on this Schedule each offer Class T Shares on the terms set forth in the Class T Shares Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.       CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company Series	Redemption Fee

Federated Equity Funds
Federated Absolute Return Fund	None
Federated Clover Small Value Fund	None
Federated International Strategic Value Dividend Fund	None
Federated Kaufmann Fund	None
Federated Kaufmann Large Cap Fund	None
Federated Kaufmann Small Cap Fund	None
Federated MDT Mid-Cap Growth Fund	None
Federated Prudent Bear Fund	None
Federated Strategic Value Dividend Fund	None

Federated Equity Income Fund, Inc.	None

Federated Fixed Income Securities, Inc.
Federated Strategic Income Fund	None

Federated Global Allocation Fund	None

Federated Government Income Securities, Inc.	None

Federated High Income Bond Fund, Inc.	None

Federated High Yield Trust
Federated High Yield Trust	2.00% on shares redeemed within 90 days of purchase

Federated Income Securities Trust
Federated Capital Income Fund	None
Federated Fund for U.S. Government Securities	None
Federated Muni and Stock Advantage Fund	None

Federated Investment Series Funds, Inc.
Federated Bond Fund	None

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund	None

Federated MDT Series
Federated MDT All Cap Core Fund	None
Federated MDT Balanced Fund	None
Federated MDT Large Cap Growth Fund	None
Federated MDT Small Cap Core Fund	None
Federated MDT Small Cap Growth Fund	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	None
Federated Pennsylvania Municipal Income Fund	None

Federated Municipal Bond Fund, Inc.	None

Federated Total Return Series, Inc.
Federated Total Return Bond Fund	None

Federated World Investment Series, Inc.
Federated International Leaders Fund	None
Federated International Small-Mid Company Fund	2.00% on shares redeemed within 30 days of purchase